UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2010
CONVENIENCE TV INC.
(Exact name of registrant as specified in its charter)
Nevada	333-157066	30-0518293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
248 Main Street, Venice, CA, 90291		78578
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(877) 943-3210
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01	Regulation FD Disclosure

On May 4, 2010, we effected a one (1) old for seven (7) new forward stock split of our issued and outstanding shares of common stock. As a result, our issued and outstanding common shares increased from 6,500,000 shares of common stock to 45,500,000 shares of common stock with a par value of $0.00001.

The forward stock split becomes effective with the Over-the-Counter Bulletin Board at the opening for trading on June 15, 2010 under the new stock symbol "CRPZD". The "D" will be removed 20 business days from June 15, 2010. Our new CUSIP number is 212464101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONVENIENCE TV INC.
/s/ NORMAN KNOWLES
Norman Knowles
President and Director

Date:	June 15, 2010